UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00216

Nicholas High Income Fund, Inc.

(Exact Name of Registrant as specified in charter)

700 North Water Street, Milwaukee, Wisconsin 53202

(Address of Principal Executive Offices)          (Zip Code)

Jeffrey T. May, Senior Vice President, Secretary and Treasurer

700 North Water Street

Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 12/31/2009

Date of reporting period: 12/31/2009

Item 1. Report to Stockholders.

                                   ANNUAL REPORT

                                 December 31, 2009

                          NICHOLAS HIGH INCOME FUND, INC.
                               700 North Water Street
                             Milwaukee, Wisconsin 53202
                               www.nicholasfunds.com

February 2010

Report to Fellow Shareholders:

Overview

"History repeats itself, but not exactly."

Bob Farrell, Economist

2009 was a record year for high yield corporate bond performance. Record yield spreads in March, 2009 set the stage for the rest of the year. The market bottom had all the characteristics that are indicative of bottoms: low prices expected to decline further, weak corporate earnings, an economy mired in a deepening recession, rising unemployment, banks unwilling to lend, foreclosures and defaults rising. Investor focus was on retaining the balance of capital; therefore, conservative positioning of portfolios was favored over riskier investments in that climate. As it has happened many times before and will likely happen again, the extreme negative sentiment was the beacon signaling a buy opportunity. Just as sure as the panic selling (the need for liquidity) during the first quarter of 2009 triggered more selling, the buying after the first quarter picked up steam and resulted in panic buying (the need to reduce liquidity) for the balance of the year. This may seem a bit simplistic, but for the most part it is how the markets reacted.

It is well documented that the credit crisis stemming from poorly underwritten mortgages, criminally poor asset securitization and excessive leverage was the root cause of the "Great Recession." All significant economic and market events have particular catalysts that either propel them to new heights or erode their foundations. The overwhelming immensity of the leverage, poor underwriting and lack of risk management is what made this recession all the more debilitating. The bedrock investment for many Americans is their home. Homes are investments that allow many generations to build equity that has translated into higher living standards, educations and retirements. When the unthinkable: a broad-based decline in home values occurred, the ramifications felt like an earthquake running from Main Street to Wall Street. Once the prices of securitized mortgages began to fall in earnest, the mortgage market dried up leading to the beginning of the decline in real estate values. While there have been improvements in real estate values, they have been contained to a smaller rate of decline rather than a true recovery in prices. A true recovery is not sustainable until unemployment drops significantly and jobs are actually being created, which should allow for housing demand to increase. Achieving this seems to be a distant goal, but a necessary one. The catalyst for the next economic recovery and bull market will likely be growth in bank lending. Their willingness to lend will signal that the vast majority of defaults have occurred, the bad loans have been written down and risk has shifted in their favor.

As shown below, the returns for the corporate bond market in 2009 were in sharp contrast to the returns realized in 2008 and the long-term averages.

Barclays Capital Indices:	2009	2008	Annualized Avg. Returns 1984 - 2009	Annualized Std. Deviation 1984 - 2009	Annualized Sharpe Ratio 1984 - 2009
U.S. Corporate High Yield	58.21%	-26.16%	9.38%	8.91%	0.51%
Ba-Rated	46.09%	-17.53%	9.83%	6.80%	0.74%
B-Rated	44.73%	-26.65%	8.77%	8.93%	0.44%
Caa-Rated	90.65%	-44.35%	7.59%	14.23%	0.19%
U.S. Credit Index	16.04%	-3.08%	8.51%	5.71%	0.67%

Source: Barclays Capital Research

Given all of the problems previously cited and the fact that most of them still existed at the end of 2009 with only modest improvement, investors may question why the high yield corporate bond market generated such expansive returns during this period. Generally, the snap back in the market that generated such impressive returns in 2009 was built on a base of exceedingly cheap bond valuations (or wide yield spreads), very pessimistic expectations for defaults, continuous selling pressure, and a lack of liquidity. In other words, nearly everything that could go wrong for the high yield market, including a potential depression, was largely anticipated by investors. Outside of a these expectations becoming reality, little else could go wrong.

The key was bringing liquidity back into the market. Once the Federal Reserve and the government were able to restore liquidity, investors' attitudes toward the high yield market improved and buying began. Improved liquidity, although not completely restored, was key because it opened the flow of trading in high yield bonds and restarted the new issue market. The new issue market was critical in enabling companies to refinance and extend debt that was maturing. Without the new issue market, the high yield market would have experienced a much higher rate of default and would not have likely generated a high level of return in 2009.

With improved liquidity, investors regained a focus on the valuation of individual corporate bonds. Generally, the lowest dollar, highest yielding bonds were targeted and bid up in price. Price and yield dominated the field of best performing bonds, while fundamentals took a backseat. A large number of investors were forced to hold and ride many of their bond holdings as the market turned down in 2008 because the market had literally frozen and trading was exceedingly difficult. Many of those holdings that had been marked down in price in 2008 jumped up in value as the market recovered.

As the year ended, the yield spreads for the high yield market retraced much of the rise experienced in 2008 and early 2009, nearing the long-term averages. With the market more fairly valued, we look to 2010 as a year in which individual security selection and fundamental analysis will be more important to investor performance.

Portfolio Review

Nicholas High Income Fund - Class I ("Fund") realized a net return of 36.42% for the twelve-months ended December 31, 2009. This compared to a gross return of 58.10% for the Bank of America Merrill Lynch High Yield Master II Constrained Index ("BAML HY") and 46.14% for the Bank of America Merrill Lynch BB/B Rated Bond Index ("BAML BB/B") over the same period. The Fund is in the High Yield category and is compared to the BAML HY Index, but our style and focus is on companies with relatively stronger balance sheets, cash flows and earnings potential, and thus, suggests the BAML BB/B Index is a closer comparison. The long-term returns for the Fund and Indices are noted below.

	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
Nicholas High Income Fund - Class I	36.42%	-23.26%	2.13%	9.26%	1.38%	9.65%	22.75%	-10.13%	8.76%	-12.13%
BAML BB / B Bond Index	46.14%	-23.71%	2.68%	10.70%	3.53%	9.93%	22.95%	-1.30%	5.40%	-3.87%
BAML U.S. HY Master II Constrained Index	58.10%	-26.11%	2.53%	10.76%	2.78%	10.87%	27.97%	-0.53%	4.48%	-5.20%

The BAML Index returns are gross of fees, while the Nicholas High Income Fund is net of fees.

Returns for Nicholas High Income Fund, Inc. - Class I and selected indices are provided in the chart below for the periods ended December 31, 2009. The Fund and Morningstar performance data is net of fees, while the Bank of America Merrill Lynch Indices are gross of fees.

	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
Nicholas High Income Fund, Inc. - Class I	36.42%	2.26%	3.44%	3.19%
Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index	58.10%	6.20%	6.39%	6.66%
Bank of America Merrill Lynch U.S. High Yield BB/B Bond Index	46.14%	4.61%	5.54%	5.87%
Morningstar High Yield Bond Funds Category	46.70%	3.08%	4.32%	4.74%
Ending value of $10,000 invested in Nicholas High Income Fund, Inc. - Class I	$13,642	$10,692	$11,842	$13,690
Fund's Class I Expense Ratio: 0.77%

The Fund's expense ratios for the period ended December 31, 2009 can be found in the financial highlights included within this report.

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.nicholasfunds.com/returns.html.

The ending values above illustrate the performance of a hypothetical $10,000 investment made in the Fund over the timeframes listed. Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These figures do not imply any future performance.

Class N of the Fund commenced operations on February 28, 2005. The annual returns shown for the Class I shares for this Fund would be substantially similar to the Class N because both classes of shares are invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses. Specifically, the performance shown for the Class I shares does not reflect the 0.25% 12b-1 fee or 0.10% servicing fee that is charged to Class N shares.

The Fund did not capture the full extent of the upside the market generated in 2009 for several reasons. Frankly, the market began to move abruptly prior to producing any real evidence of improvement on an individual company basis; therefore, we hesitated buying the lowest quality bonds due to our skepticism of the validity of such price moves. Furthermore, there were bonds that produced some of the highest returns that we avoided because of their risky nature. This would include bonds such as PIK Toggle bonds that pay the coupon interest in bonds rather than cash when the company runs into financial difficulty, and bonds in the lowest rung of quality that experienced a technical bounce in price but not fundamental rationale for the price move. The end result was a significant absolute return for the Fund, but one that lagged the market on a relative basis. Longer term we believe our investors are more comfortable with a less volatile ride, and are willing to forego some of the upside for potential downside protection.

For the twelve months ended December 31, 2009, the Fund's performance relative to the market was affected by positions in bonds with higher quality characteristics that held up well in 2008, but did not produce market-like returns in 2009. This is largely due to starting the year at a higher relative value as they did not decline in price as abruptly in 2008. On a sector basis, we have been underweighted in areas that have been vulnerable to the economic downturn and fundamentally hold more risk than other issues. This includes Financials, Media, Consumer Cyclical and Telecommunications. These were areas that we believed were vulnerable if the economy continued to weaken, and they also experienced the largest relative underperformance within the Fund. The Telecommunications sector is one area we have increased our holdings in recently as we find the rapid growth of smart phones and the growing demand for network capacity to be attractive secular trends. Conversely, we continue to favor less cyclical service and consumer businesses that should produce more consistent earnings over market cycles. These sectors include bonds of companies in the Healthcare and Technology area.

From a quality perspective, we view the Ba sector as attractive versus the lower quality bonds that produced such large returns in 2009. In addition, Ba bonds have offered some of highest risk-adjusted returns as can be seen in the first chart above. We anticipate adding bonds within this rating category.

We anticipate the high yield market may produce positive returns in 2010 that should be attractive in comparison to other income producing investments and possibly equities. Broadly, corporate earnings could post better year-over-year earnings with favorable comparisons, and the default rate will likely migrate back to the long-term average of 4 to 5% after reaching 13.8% in 2009. The high yield market should benefit from a low interest rate environment with improving fundamentals and a declining default rate. However, we do expect returns to be volatile from month- to-month because we are less sure on the economy. It seems unlikely to us that the economy is positioned to experience a sustained rebound while facing high unemployment, high fiscal deficits, low consumer confidence, weak housing, tight standards on bank loans, and rising taxes. The combination of these individual impediments may keep the governor on the economic engine for years to come. We concur with the dangers associated with running high fiscal deficits, but we do not see significantly higher interest rates from the Federal Reserve or Treasury market until possibly 2011. The additional yield offered by the high yield corporate market should prove to be attractive with interest rates range bound.

The Fund's long-term strategy is based on a process of seeking out value opportunities in securities of companies that are out-of-favor or poorly followed. Opportunities tend to arise when companies fall out-of-favor for a time due to specific company or possibly industry issues that taint their prospects. An opportune time to invest in these companies is during their transition or restructuring when current market sentiment is overly harsh or negative. This often results in the securities being undervalued, thus, offering attractive investment opportunities. We believe it is important to identify a potential catalyst that should allow the company and its securities to regain favor and higher valuations. In our opinion, investing in securities trading below their fair values due to non-fundamental short-term issues, emotion or misunderstanding offers significant long-term potential returns.

Thank you for your continued investment in the Nicholas High Income Fund.

Regards,

 /s/ Lawrence J. Pavelec

Lawrence J. Pavelec

Senior Vice President

Portfolio Manager

The information above represents the opinions of the Fund manager, is subject to change, and any forecasts made cannot be guaranteed.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.

Please refer to the schedule of investments in the report for complete Fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Index Definitions - You cannot invest directly in an index.

The Bank of America Merrill Lynch High Yield Master II Index is a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure.

The Bank of America Merrill Lynch US High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have at least one year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $250 million.

The Bank of America Merrill Lynch BB/B US High Yield Index is a subset of the Bank of America Merrill Lynch US High Yield Index including all securities rated BB and B.

The Barclays Capital U.S. Corporate High-Yield Bond Index covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

The Barclays Capital Ba U.S. Corporate High-Yield Bond Index is the Ba component of the U.S. Corporate High-Yield Bond Index.

The Barclays Capital B U.S. Corporate High-Yield Bond Index is the B component of the U.S. Corporate High-Yield Bond Index.

The Barclays Capital Caa U.S. Corporate High-Yield Bond Index is the Caa component of the U.S. Corporate High-Yield Bond Index.

Barclays U.S. Credit Index is comprised of the U.S. Corporate Index and the non-native currency subcomponent of the U.S. Government-Related Index. The U.S. Credit Index includes publicly issued U.S. corporates, specified foreign debentures and secured notes denominated in US dollars.

Moody's and Standard and Poor's are credit rating agencies that assign credit ratings for issuers of debt obligations. The highest rating is AAA and the lowest rating is generally D. According to Moody's Investors Service, obligations rated Ba are speculative grade and judged to have questionable credit quality.

According to Standard and Poor's, an obligor rated BB is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitments.

Each Morningstar Category average represents a universe of Funds with similar invest objectives.

Standard Deviation is a statistical measure of the historical volatility of a mutual fund or portfolio, usually computed using 36 monthly returns.

Sharpe Ratio measures the relationship of reward to risk in an investment strategy. The ratio is calculated by taking the average return, less the risk-free return, divided by the standard deviation of return.

Cash Flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Must be preceded or accompanied by a prospectus.

The Nicholas Funds are distributed by Quasar Distributors, LLC. (02/10)

The line graph, which follows, compares the initial account value and subsequent account values at the end of each of the most recently completed ten fiscal years of the Fund's Class I, to the same investment over the same periods in the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index. The graph assumes a $10,000 investment in the Fund's Class I and the index at the beginning of the first fiscal year.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN

NICHOLAS HIGH INCOME FUND, INC. CLASS I AND

BANK OF AMERICA MERRILL LYNCH U.S. HIGH YIELD MASTER II CONSTRAINED INDEX

	Nicholas High Income Fund, Inc. - Class I	% Total Return	Bank of America Merrill Lynch High Yield Master II Constrained Index	% Total Return
12/31/1999	$10,000.00		$10,000.00
12/31/2000	8,787.00	(12.13)%	9,480.50	(5.20)%
12/31/2001	9,556.74	8.76%	9,905.51	4.48%
12/31/2002	8,588.64	(10.13)%	9,853.01	(0.53)%
12/31/2003	10,542.56	22.75%	12,608.70	27.97%
12/31/2004	11,559.92	9.65%	13,979.52	10.87%
12/31/2005	11,719.20	1.38%	14,367.73	2.78%
12/31/2006	12,803.96	9.26%	15,913.12	10.76%
12/31/2007	13,076.25	2.13%	16,315.73	2.53%
12/31/2008	10,035.37	(23.26)%	12,056.18	(26.11)%
12/31/2009	13,689.79	36.42%	19,060.58	58.10%

The Fund's Class I average annual total returns for the one, five and ten year periods ended on the last day of the most recent fiscal year are as follows:

	One Year Ended December 31, 2009	Five Years Ended December 31, 2009	Ten Years Ended December 31, 2009

Average Annual Total Return	36.42%	3.44%	3.19%

Past performance is not predictive of future performance, and the above graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Financial Highlights Class I (NCINX)
For a share outstanding throughout each period
-------------------------------------------------------------------------
                                        Years Ended December 31,
                               ------------------------------------------
                                2009     2008     2007     2006(1)  2005(1)
                               ------   ------   ------   ------   ------
NET ASSET VALUE,
 BEGINNING OF PERIOD ........   $7.18   $10.18   $10.70   $10.50   $11.15
   INCOME (LOSS) FROM
    INVESTMENT OPERATIONS
   Net investment income.....     .66      .71      .75      .75      .80
   Net gain (loss) on
    securities (realized and
    unrealized) .............    1.91    (3.00)    (.52)     .20     (.65)
                                -----   ------   ------   ------   ------
      Total from investment
       operations ...........    2.57    (2.29)     .23      .95      .15
                                -----   ------   ------   ------   ------
   LESS DISTRIBUTIONS
   From net investment
    income ..................    (.66)    (.71)    (.75)    (.75)    (.80)
                                -----   ------   ------   ------   ------
NET ASSET VALUE, END
 OF PERIOD ..................   $9.09   $ 7.18   $10.18   $10.70(2)$10.50(2)
                                -----   ------   ------   ------   ------
                                -----   ------   ------   ------   ------

TOTAL RETURN ................  36.42% (23.26)%    2.13%    9.26%    1.38%

SUPPLEMENTAL DATA:
Net assets, end of
 period (millions) ..........   $88.6    $65.2    $91.9   $100.1   $101.9
Ratio of expenses to
 average net assets .........    .73%     .77%     .72%     .71%     .69%
Ratio of net investment
 income to average
 net assets .................   8.12%    7.70%    6.97%    6.91%    7.06%
Portfolio turnover rate .....  88.33%   61.42%   59.14%   49.85%   59.29%

(1) Per share data for all periods presented reflect a reverse stock split of one share for every five shares outstanding effected January 29, 2007, except for net asset values referenced in footnote 2 of these Class I highlights.
(2) The net asset value reported at the original dates prior to the reverse stock split were $2.14 and $2.10 for the years ended December 31, 2006 and 2005, respectively.

The accompanying notes to financial statements are an integral part of these highlights.

Financial Highlights Class N (NNHIX)
For a share outstanding throughout each period
------------------------------------------------------------------------------------
                                     Years Ended December 31,          Period from
                             --------------------------------------  02/28/2005(1)(2)
                              2009       2008       2007      2006(1) to 12/31/2005
                             ------     ------     ------    ------   -------------
NET ASSET VALUE,
 BEGINNING OF PERIOD ......   $7.24     $10.06     $10.60    $10.40       $11.20
   INCOME (LOSS) FROM
    INVESTMENT OPERATIONS
   Net investment income...     .63        .52        .71       .70          .75
   Net gain (loss) on
    securities (realized and
    unrealized) ...........    1.94      (2.82)      (.54)      .20         (.80)
                              -----     ------     ------    ------        -----
      Total from investment
       operations .........    2.57      (2.30)       .17       .90         (.05)
                              -----     ------     ------    ------        -----
   LESS DISTRIBUTIONS
   From net investment
    income ................    (.63)      (.52)      (.71)     (.70)        (.75)
                              -----     ------     ------    ------        ------
NET ASSET VALUE, END
 OF PERIOD ................   $9.18     $ 7.24     $10.06    $10.60(3)    $10.40(3)
                              -----     ------     ------    ------        ------
                              -----     ------     ------    ------        ------

TOTAL RETURN ..............  36.15%   (23.33)%      1.59%     9.04%        (.53)%(4)

SUPPLEMENTAL DATA:
Net assets, end of
 period (millions) ........   $16.2       $.09       $.13      $.13          $.05
Ratio of expenses to
 average net assets .......   1.06%      1.06%      1.07%     1.07%         1.04%(5)
Ratio of net investment
 income to average
 net assets ...............   7.67%      6.72%      6.58%     6.59%         6.85%(5)
Portfolio turnover rate ...  88.33%     61.42%     59.14%    49.85%        59.29%

(1) Per share data for all periods presented reflect a reverse stock split of one share for every five shares outstanding effected January 29, 2007, except for net asset values referenced in footnote 3 of these Class N highlights.
(2) Commencement of operations.
(3) The net asset value reported at the original dates prior to the reverse stock split were $2.12 and $2.08 for the year ended December 31, 2006 and for the period ended December 31, 2005, respectively.
(4) Not annualized.
(5) Annualized.

The accompanying notes to financial statements are an integral part of these highlights.

------------------------------------------------------------------------------------
Top Ten Portfolio Issuers
December 31, 2009 (unaudited)
-------------------------------------------------------------------------------
                                                                  Percentage
        Name                                                    of Net Assets
        ----                                                    -------------
        Sprint Nextel Corporation ..............................     2.70%
        Psychiatric Solutions, Inc. ............................     2.30%
        HCA Inc. ...............................................     2.26%
        Great Lakes Dredge & Dock Company ......................     2.14%
        Baldor Electric Company ................................     1.95%
        AES Corporation (The) ..................................     1.94%
        Pinnacle Foods Finance LLC .............................     1.94%
        Res-Care, Inc. .........................................     1.90%
        AMC Entertainment Inc. .................................     1.82%
        Qwest Communications International Inc. ................     1.72%
                                                                    ------
        Total of top ten .......................................    20.67%
                                                                    ------
                                                                    ------

-------------------------------------------------------------------------------
Sector Diversification (As a Percentage of Portfolio)
December 31, 2009 (unaudited)
-------------------------------------------------------------------------------
        BAR CHART PLOT POINTS
        Consumer Discretionary ....................................    16.91%
        Energy ....................................................    12.36%
        Health Care ...............................................    12.08%
        Telecommunication Services ................................    11.24%
        Industrials ...............................................    10.45%
        Financials ................................................     8.00%
        Consumer Staples ..........................................     7.59%
        Information Technology ....................................     5.90%
        Materials .................................................     4.39%
        Short-Term Investments ....................................     4.36%
        Utilities .................................................     4.32%
        Other .....................................................     2.40%

-------------------------------------------------------------------------------
Fund Expenses
For the six month period ended December 31, 2009 (unaudited)
-------------------------------------------------------------------------------
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses.  The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.
The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.
The first line of the table below for each share class of the Fund provides information about the actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000
= 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of the Fund and an assumed rate of return of 5% per year before expenses, which are not the Fund's actual returns.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.
Class I
                      Beginning          Ending             Expenses
                       Account          Account            Paid During
                        Value            Value               Period*
                       06/30/09         12/31/09       07/01/09 - 12/31/09
        ------------------------------------------------------------------
        Actual        $1,000.00         $1,148.00              $3.63
        Hypothetical   1,000.00          1,021.62               3.42
        (5% return before expenses)
        * Expenses are equal to the Class I six-month annualized expense ratio of 0.66%, multiplied by the average account value over the period, multiplied by 187 then divided by 365 to reflect the one-half year period.

Class N
                      Beginning          Ending             Expenses
                       Account          Account            Paid During
                        Value            Value               Period**
                       06/30/09         12/31/09       07/01/09 - 12/31/09
        ------------------------------------------------------------------
        Actual        $1,000.00         $1,146.00              $5.66
        Hypothetical   1,000.00          1,019.72               5.33
        (5% return before expenses)
        ** Expenses are equal to the Class N six-month annualized expense ratio of 1.03%, multiplied by the average account value over the period, multiplied by 187 then divided by 365 to reflect the one-half year period.

Schedule of Investments
December 31, 2009
-------------------------------------------------------------------------------------------------------------
 Shares or
 Principal
  Amount                                                                                          Value
-----------                                                                                ---------------
NON-CONVERTIBLE BONDS - 88.20%
           Consumer Discretionary - Auto & Components - 1.54%
$  500,000 American Axle & Manufacturing Holdings, Inc. 144A restricted, 9.25%, 01/15/17      $    507,500
 1,000,000 Goodyear Tire & Rubber Company (The) 10.50%, 05/15/16                                 1,105,000
                                                                                              ------------
                                                                                                 1,612,500
                                                                                              ------------
           Consumer Discretionary - Durables & Apparel - 2.05%
   350,000 Freedom Group, Inc. 144A restricted, 10.25%, 08/01/15                                   371,437
 1,500,000 Jarden Corporation 7.50%, 05/01/17                                                    1,496,250
   250,000 Sealy Mattress Company 144A restricted, 10.875%, 04/15/16                               278,125
                                                                                              ------------
                                                                                                 2,145,812
                                                                                              ------------
           Consumer Discretionary - Hotels, Restaurants & Leisure - 0.95%
 1,000,000 NPC International, Inc. 9.50%, 05/01/14                                                 990,000
                                                                                              ------------
           Consumer Discretionary - Media - 6.02%
 2,000,000 AMC Entertainment Inc. 8.00%, 03/01/14                                                1,910,000
 1,000,000 Cablevision Systems Corporation 144A restricted, 8.625%, 09/15/17                     1,041,250
 1,000,000 Cinemark USA, Inc. 144A restricted, 8.625%, 06/15/19                                  1,040,000
   500,000 Intelsat Corporation 9.25%, 08/15/14                                                    513,750
   750,000 Salem Communications Corporation 144A restricted, 9.625%, 12/15/16                      785,625
   500,000 Scholastic Corporation 5.00%, 04/15/13                                                  467,500
   500,000 Videotron Ltd. 9.125%, 04/15/18                                                         550,000
                                                                                              ------------
                                                                                                 6,308,125
                                                                                              ------------
           Consumer Discretionary - Retail - 2.47%
 1,500,000 Sally Holdings LLC 9.25%, 11/15/14                                                    1,556,250
 1,000,000 Travelport LLC 9.875%, 09/01/14                                                       1,032,500
                                                                                              ------------
                                                                                                 2,588,750
                                                                                              ------------
           Consumer Discretionary - Services - 3.62%
   750,000 MGM MIRAGE 144A restricted, 10.375%, 05/15/14                                           813,750
   500,000 OSI Restaurant Partners, LLC 10.00%, 06/15/15                                           441,250
 1,000,000 Wendy's/Arby's Restaurants, LLC 144A restricted, 10.00%, 07/15/16                     1,090,000
 1,500,000 Wynn Las Vegas, LLC 6.625%, 12/01/14                                                  1,449,375
                                                                                              ------------
                                                                                                 3,794,375
                                                                                              ------------
           Consumer Staples - Food & Staple Retail - 2.05%
   500,000 Denny's Holdings, Inc. 10.00%, 10/01/12                                                 511,250
 1,000,000 Great Atlantic & Pacific Tea Company, Inc. (The) 144A restricted, 11.375%, 08/01/15   1,052,500
   500,000 Pantry, Inc. (The) 7.75%, 02/15/14                                                      480,000
   100,000 Rite Aid Corporation 144A restricted, 10.25%, 10/15/19                                  105,500
                                                                                              ------------
                                                                                                 2,149,250
                                                                                              ------------
           Consumer Staples - Food, Beverage & Tobacco - 3.53%
   500,000 Constellation Brands, Inc. 8.375%, 12/15/14                                             532,500
 1,100,000 Cott Beverages Inc. 144A restricted, 8.375%, 11/15/17                                 1,135,750
 2,000,000 Pinnacle Foods Finance LLC 9.25%, 04/01/15                                            2,030,000
                                                                                              ------------
                                                                                                 3,698,250
                                                                                              ------------
           Consumer Staples - Household & Personal Products - 1.89%
 1,500,000 Solo Cup Company 8.50%, 02/15/14                                                      1,466,250
   500,000 Visant Holding Corporation 8.75%, 12/01/13                                              513,750
                                                                                              ------------
                                                                                                 1,980,000
                                                                                              ------------
           Energy - 10.64%
   500,000 Allis-Chalmers Energy Inc. 8.50%, 03/01/17                                              432,500
   500,000 Deluxe Corporation 7.375%, 06/01/15                                                     481,875
 1,000,000 Denbury Resources Inc. 7.50%, 04/01/13                                                1,005,000
 1,000,000 Encore Acquisition Company 9.50%, 05/01/16                                            1,055,000
 1,000,000 Forest Oil Corporation 7.75%, 05/01/14                                                1,012,500
 1,500,000 Helix Energy Solutions Group, Inc. 144A restricted, 9.50%, 01/15/16                   1,537,500
   500,000 Hornbeck Offshore Services, Inc. 6.125%, 12/01/14                                       466,875
 1,000,000 Inergy, L.P. 6.875%, 12/15/14                                                           987,500
 1,250,000 Newfield Exploration Company 6.625%, 09/01/14                                         1,262,500
 1,000,000 SandRidge Energy, Inc. 144A restricted, 9.875%, 05/15/16                              1,052,500
   500,000 SandRidge Energy, Inc. 144A restricted, 8.00%, 06/01/18                                 491,250
   500,000 Tesoro Corporation 6.50%, 06/01/17                                                      465,000
 1,000,000 Western Refining, Inc. 144A restricted, 11.25%, 06/15/17                                905,000
                                                                                              ------------
                                                                                                11,155,000
                                                                                              ------------
           Financials - Diversified - 6.15%
 1,000,000 CIT Group Funding Company of Delaware LLC 10.25%, 05/01/16                            1,005,000
   500,000 CIT Group Inc. 7.00%, 05/01/17                                                          433,750
 1,000,000 Ford Motor Credit Company LLC 7.50%, 08/01/12                                         1,008,458
   500,000 Ford Motor Credit Company LLC 8.70%, 10/01/14                                           522,746
 1,500,000 Nuveen Investments, Inc. 144A restricted, 10.50%, 11/15/15                            1,361,250
 1,000,000 Toys "R" Us Property Company I, LLC 144A restricted, 10.75%, 07/15/17                 1,095,000
 1,000,000 Toys "R" Us Property Company II, LLC 144A restricted, 8.50%, 12/01/17                 1,017,500
                                                                                              ------------
                                                                                                 6,443,704
                                                                                              ------------
           Financials - Real Estate - 1.01%
   500,000 CB Richard Ellis Services, Inc. 11.625%, 06/15/17                                       555,000
   500,000 Potlatch Corporation 144A restricted, 7.50%, 11/01/19                                   505,347
                                                                                              ------------
                                                                                                 1,060,347
                                                                                              ------------
           Health Care - Equipment - 1.04%
 1,000,000 Biomet, Inc. 10.00%, 10/15/17                                                         1,086,250
                                                                                              ------------
           Health Care - Services - 10.39%
   500,000 Apria Healthcare Group Inc. 144A restricted, 12.375%, 11/01/14                          550,000
   500,000 Apria Healthcare Group Inc. 144A restricted, 11.25%, 11/01/14                           548,750
 1,500,000 DaVita, Inc. 7.25%, 03/15/15                                                          1,503,750
   500,000 Fresenius US Finance II, Inc. 144A restricted, 9.00%, 07/15/15                          550,000
 2,250,000 HCA Inc. 9.125%, 11/15/14                                                             2,373,750
 1,000,000 Omnicare, Inc. 6.125%, 06/01/13                                                         970,000
   500,000 Psychiatric Solutions, Inc. 144A restricted, 7.75%, 07/15/15                            471,250
 2,000,000 Psychiatric Solutions, Inc. 7.75%, 07/15/15                                           1,935,000
 2,000,000 Res-Care, Inc. 7.75%, 10/15/13                                                        1,990,000
                                                                                              ------------
                                                                                                10,892,500
                                                                                              ------------
           Industrials - Capital Goods - 6.09%
   500,000 Actuant Corporation 6.875%, 06/15/17                                                    475,625
   500,000 American Railcar Industries, Inc. 7.50%, 03/01/14                                       466,875
 2,000,000 Baldor Electric Company 8.625%, 02/15/17                                              2,045,000
 1,000,000 Bombardier Inc. 144A restricted, 6.30%, 05/01/14                                        990,000
   500,000 Manitowoc Company, Inc. (The) 7.125%, 11/01/13                                          470,000
   350,000 Mueller Water Products, Inc. 7.375%, 06/01/17                                           323,750
 1,000,000 Owens Corning 9.00%, 06/15/19                                                         1,115,179
   500,000 Vought Aircraft Industries, Inc. 8.00%, 07/15/11                                        493,125
                                                                                              ------------
                                                                                                 6,379,554
                                                                                              ------------
           Industrials - Commercial Services & Supplies - 3.46%
   500,000 Altegrity, Inc. 144A restricted, 10.50%, 11/01/15                                       446,250
 2,250,000 Great Lakes Dredge & Dock Company 7.75%, 12/15/13                                     2,238,750
 1,000,000 Mobile Mini, Inc. 6.875%, 05/01/15                                                      945,000
                                                                                              ------------
                                                                                                 3,630,000
                                                                                              ------------
           Industrials - Transportation - 0.73%
 1,000,000 Park-Ohio Industries, Inc. 8.375%, 11/15/14                                             767,500
                                                                                              ------------
           Information Technology - Hardware & Equipment - 0.46%
   500,000 Seagate Technologies HDD Holdings 6.80%, 10/01/16                                       483,750
                                                                                              ------------
           Information Technology - Semiconductors & Semiconductor Equipment - 0.97%
 1,000,000 Amkor Technology, Inc. 7.75%, 05/15/13                                                1,016,250
                                                                                              ------------
           Information Technology - Software & Services - 3.51%
 1,750,000 First Data Corporation  144A restricted, 9.875%, 09/24/15                             1,631,875
 1,000,000 GXS Worldwide, Inc. 144A restricted, 9.75%, 06/15/15                                    982,500
 1,000,000 SunGard Data Systems Inc. 10.25%, 08/15/15                                            1,065,000
                                                                                              ------------
                                                                                                 3,679,375
                                                                                              ------------
           Materials - 4.32%
 1,000,000 Cascades Inc. 144A restricted, 7.75%, 12/15/17                                        1,010,000
   500,000 Domtar Corporation 7.125%, 08/15/15                                                     502,500
 1,000,000 Domtar Corporation 5.375%, 12/01/13                                                     965,000
 1,000,000 Huntsman International LLC 7.875%, 11/15/14                                             977,500
 1,000,000 Olin Corporation 8.875%, 08/15/19                                                     1,072,500
                                                                                              ------------
                                                                                                 4,527,500
                                                                                              ------------
           Telecommunication Services - 11.06%
 1,000,000 Cricket Communications, Inc. 9.375%, 11/01/14                                         1,005,000
 1,000,000 Crown Castle International Corp. 7.125%, 11/01/19                                       990,000
   500,000 Intelsat Jackson Holdings, Ltd. 144A restricted, 8.50%, 11/01/19                        515,000
 1,500,000 Level 3 Financing, Inc. 9.25%, 11/01/14                                               1,417,500
 1,500,000 Nextel Communications, Inc. 7.375%, 08/01/15                                          1,458,750
 1,000,000 PAETEC Holding Corp. 8.875%, 06/30/17                                                 1,012,500
 1,750,000 Qwest Communications International Inc. 144A restricted, 8.00%, 10/01/15              1,798,125
 1,500,000 Sprint Nextel Corporation 6.00%, 12/01/16                                             1,368,750
   500,000 Syniverse Technologies Inc. 7.75%, 08/15/13                                             496,875
 1,500,000 Windstream Corporation 8.625%, 08/01/16                                               1,526,250
                                                                                              ------------
                                                                                                11,588,750
                                                                                              ------------
           Utilities - 4.25%
 2,000,000 AES Corporation (The) 8.00%, 06/01/20                                                 2,035,000
 1,000,000 Edison Mission Energy 7.50%, 06/15/13                                                   940,000
 1,500,000 Mirant North America, LLC 7.375%, 12/31/13                                            1,483,125
                                                                                              ------------
                                                                                                 4,458,125
                                                                                              ------------
             TOTAL NON-CONVERTIBLE BONDS
              (cost $88,188,681)                                                                92,435,667
                                                                                              ------------
CONVERTIBLE BONDS - 1.32%
           Health Care - Equipment - 0.45%
   500,000 Insulet Corporation 5.375%, 06/15/13                                                    478,125
                                                                                              ------------
           Information Technology - Software & Services - 0.87%
 1,000,000 SAVVIS, Inc. 3.00%, 05/15/12                                                            910,000
                                                                                              ------------
             TOTAL CONVERTIBLE BONDS
              (cost $1,244,891)                                                                  1,388,125
                                                                                              ------------
COMMON STOCKS - 4.14%
           Energy - 1.52%
    20,000 Energy Transfer Partners, L.P.                                                          899,400
    30,200 Kayne Anderson Energy Total Return Fund, Inc.(1)                                        697,620
                                                                                              ------------
                                                                                                 1,597,020
                                                                                              ------------
           Financials - Real Estate - 0.26%
    45,000 Cohen & Steers Quality Income Realty Fund, Inc.(1)                                      273,150
                                                                                              ------------
           Other - 2.36%
    15,000 iShares iBoxx $ High Yield Corporate Bond Fund(1)                                     1,317,600
    15,000 SPDR Barclays Capital High Yield Bond ETF(1)                                            583,350
   135,000 Van Kampen Senior Income Trust(1)                                                       569,700
                                                                                              ------------
                                                                                                 2,470,650
                                                                                              ------------
             TOTAL COMMON STOCKS
              (cost $4,599,827)                                                                  4,340,820
                                                                                              ------------
PREFERRED STOCKS - 0.46%
           Financials - Banks - 0.46%
    21,600 ASBC Capital I Trust Preferred 7.625%, 06/15/32, Callable, Cumulative                   428,112
    35,000 Fannie Mae Fixed-To-Floating Rate
            Non-Cumulative Preferred Stock, Series S(2)(3)                                          38,500
    10,000 Freddie Mac Fixed-to-Floating Rate
            Non-Cumulative Perpetual Preferred Stock, Series Z(3)(4)                                10,500
                                                                                              ------------
             TOTAL PREFERRED STOCKS
              (cost $1,372,003)                                                                    477,112
                                                                                              ------------
SHORT-TERM INVESTMENTS - 4.29%
           Commercial Paper - 3.48%
   825,000 DENTSPLY International Inc. 0.25%, 01/04/10                                             825,000
   850,000 Hitachi Capital America Corp. 0.30%, 01/05/10                                           849,993
 1,450,000 Franklin Resources, Inc. 0.15%, 01/12/10                                              1,449,952
   525,000 Wisconsin Energy Corporation 0.20%, 01/15/10                                            524,968
                                                                                              ------------
                                                                                                 3,649,913
                                                                                              ------------
           Variable Rate Demand Note - 0.81%
   846,589 American Family Financial Services, Inc. 0.10%, 01/04/10(5)                             846,589
                                                                                              ------------
             TOTAL SHORT-TERM INVESTMENTS
              (cost $4,496,502)                                                                  4,496,502
                                                                                              ------------
             TOTAL INVESTMENTS
              (cost $99,901,904)- 98.41%                                                       103,138,226
                                                                                              ------------
           OTHER ASSETS, NET OF LIABILITIES - 1.59%                                              1,665,847
                                                                                              ------------
             TOTAL NET ASSETS
              (basis of percentages disclosed above) - 100%                                   $104,804,073
                                                                                              ------------
                                                                                              ------------

(1) Closed end mutual fund.
(2) 8.25% per annum until December 31, 2010, thereafter the greater of (i) 7.75% per annum and
    (ii) 3-month LIBOR plus 4.23% per annum; such rate being reset quarterly.
(3) Non-income producing security.
(4) 8.375% per annum until December 31, 2012, thereafter the greater of (i) 7.875% per annum and
    (ii) 3-month LIBOR plus 4.16% per annum; such rate being reset quarterly.
(5) Subject to a demand feature as defined by the Securities and Exchange Commission.

            The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities
December 31, 2009
-------------------------------------------------------------------------------
ASSETS
    Investments in securities at value  (cost $99,901,904) ....   $103,138,226
                                                                  ------------
    Receivables -
         Dividend and interest ................................      1,735,069
         Capital stock subscription ...........................         11,550
                                                                  ------------
              Total receivables ...............................      1,746,619
                                                                  ------------
    Other .....................................................         10,371
                                                                  ------------
              Total assets ....................................    104,895,216
                                                                  ------------
LIABILITIES
    Payables -
         Due to adviser -
              Management fee ..................................         43,059
              Accounting and administrative fee ...............          4,384
                                                                  ------------
                                                                        47,443
                                                                  ------------
         12b-1 and servicing fee ..............................         17,061
         Other payables and accrued expense ...................         26,639
                                                                  ------------
              Total liabilities ...............................         91,143
                                                                  ------------
              Total net assets ................................   $104,804,073
                                                                  ------------
                                                                  ------------
NET ASSETS CONSIST OF
    Paid in capital ...........................................   $138,477,507
    Net unrealized appreciation on investments ................      3,236,322
    Accumulated net realized loss on investments ..............    (36,972,519)
    Accumulated undistributed net investment income ...........         62,763
                                                                  ------------
              Total net assets ................................   $104,804,073
                                                                  ------------
                                                                  ------------

Class I:
Net assets ....................................................    $88,578,105
Shares outstanding ............................................      9,742,232
NET ASSET VALUE PER SHARE ($.05 par value,
75,000,000 shares authorized),
 offering price and redemption price ..........................          $9.09
                                                                         -----
                                                                         -----
Class N:
Net assets ....................................................    $16,225,968
Shares outstanding ............................................      1,767,285
NET ASSET VALUE PER SHARE ($.05 par value,
25,000,000 shares authorized),
 offering price and redemption price ..........................          $9.18
                                                                        ------
                                                                        ------

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the year ended December 31, 2009
-------------------------------------------------------------------------------
INCOME
    Interest ..................................................    $ 7,935,274
    Dividend ..................................................        408,513
    Other .....................................................         46,855
                                                                   -----------
         Total income .........................................      8,390,642
                                                                   -----------
EXPENSES
    Management fee ............................................        429,886
    Transfer agent fees .......................................         55,525
    Accounting and administrative fees ........................         50,000
    Registration fees .........................................         37,893
    12b-1 fees - Class N ......................................         37,125
    Audit and tax fees ........................................         26,500
    Accounting system and pricing service fees ................         26,471
    Directors' fees ...........................................         16,440
    Servicing fees - Class N ..................................         14,850
    Legal fees ................................................         10,393
    Printing ..................................................          9,750
    Postage and mailing .......................................          8,852
    Insurance .................................................          5,344
    Custodian fees ............................................          4,458
    Other operating expenses ..................................          7,482
                                                                   -----------
         Total expenses .......................................        740,969
                                                                   -----------
         Net investment income ................................      7,649,673
                                                                   -----------
NET REALIZED LOSS ON INVESTMENTS ..............................     (2,760,766)
                                                                   -----------
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION
 ON INVESTMENTS ...............................................     24,577,339
                                                                   -----------
    Net realized and unrealized gain on investments ...........     21,816,573
                                                                   -----------
    Net increase in net assets resulting from operations ......    $29,466,246
                                                                   -----------
                                                                   -----------
The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets
For the years ended December 31, 2009 and 2008
-------------------------------------------------------------------------------
                                                 2009                 2008
                                             -------------       -------------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
    Net investment income ..................  $  7,649,673        $  6,480,469
    Net realized loss
     on investments ........................    (2,760,766)         (9,105,341)
    Change in net unrealized
     appreciation/(depreciation)
     on investments ........................    24,577,339         (17,200,273)
                                              ------------        ------------
         Net increase (decrease) in net
          assets resulting from operations .    29,466,246         (19,825,145)
                                              ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS
    From net investment income - Class I ...    (6,272,250)         (6,280,053)
    From net investment income - Class N ...    (1,376,907)           (196,409)
                                              ------------        ------------
         Total distributions ...............    (7,649,157)         (6,476,462)
                                              ------------        ------------
CAPITAL SHARE TRANSACTIONS
    Proceeds from shares issued - Class I
     (3,032,394 and 706,303
     shares, respectively) .................    23,804,533           6,550,028
    Reinvestment of distributions - Class I
     (606,055 and 620,036
     shares, respectively) .................     5,286,512           5,183,956
    Cost of shares redeemed - Class I
     (2,974,102 and 1,280,794
     shares, respectively) .................   (24,052,462)        (12,289,863)
    Proceeds from shares issued - Class N
     (3,816,192 and 1,746,524
     shares, respectively) .................    30,403,790          17,377,007
    Reinvestment of distributions - Class N
     (157,362 and 19,824
     shares, respectively) .................     1,372,638             195,978
    Cost of shares redeemed - Class N
     (2,219,120 and 1,766,813
     shares, respectively) .................   (19,097,402)        (17,501,195)
                                              ------------        ------------
         Change in net assets
          derived from capital share
          transactions .....................    17,717,609            (484,089)
                                              ------------        ------------
         Total increase (decrease)
          in net assets ....................    39,534,698         (26,785,696)
                                              ------------        ------------
NET ASSETS
    Beginning of period ....................    65,269,375          92,055,071
                                              ------------        ------------
    End of period (including accumulated
     undistributed net investment income
     of $62,763 and $62,247,
     respectively) .........................  $104,804,073        $ 65,269,375
                                              ------------        ------------
                                              ------------        ------------

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements
December 31, 2009
------------------------------------------------------------------------------
(1) Summary of Significant Accounting Policies --
    Nicholas High Income Fund, Inc. (the "Fund") is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended.
    The primary objective of the Fund is high current income consistent with the preservation and conservation of capital values.  The following is a summary of the significant accounting policies of the Fund:
    (a)  Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or if in the absence of any sale on that day, the closing bid price.  For securities principally traded on the NASDAQ market, the Fund uses the NASDAQ Official Closing Price.
         Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal institutional-sized trading units, issuer analysis, bond market activity and various other factors.  Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the Board of
         Directors.  Variable rate demand notes are valued at cost, which approximates market value.  U.S. Treasury Bills and commercial paper are stated at amortized cost, which approximates market value.  The
         Fund did not maintain any positions in derivative instruments or engage in hedging activities during the year.  Investment transactions for financial statement purposes are recorded on trade date.
         In accordance with Accounting Standards Codification ("ASC") 820-10,
         "Fair Value Measurements and Disclosure" ("ASC 820-10"), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.  ASC 820-10 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique.  Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity.
         Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
              Level 1 - quoted prices in active markets for identical
              investments
              Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
              Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
         The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
         In April 2009, Financial Accounting Standards Board ("FASB") issued
         ASC 820-10-65-4, "Determining Fair Value When the Volume and Level of
         Activity for the Asset or Liability Have Significantly Decreased and
         Identifying Transactions That Are Not Orderly" ("ASC 820-10-65-4"),
         effective for interim and annual periods ending after June 15, 2009.
         ASC 820-10-65-4 also expands existing fair value measurement disclosures.
         The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund's investments carried at value:
                                                      Investments
                                                          in
              Valuation Inputs                        Securities
              ---------------------------------------------------
              Level 1 -
                Common Stocks(1) ................... $  4,340,820
                Preferred Stocks(1) ................      477,112
              Level 2 -
                Convertible Bonds(1) ...............    1,388,125
                Non-Convertible Bonds(1) ...........   92,435,667
                Commercial Paper ...................    3,649,913
                Variable Rate Security .............      846,589
              Level 3 -
                None ...............................           --
                                                     ------------
                                       Total ....... $103,138,226
                                                     ------------
                                                     ------------
              (1) See Schedule of Investments for further detail by industry.
         In June 2009, ASC 105-10, "Generally Accepted Accounting Principles"
         ("ASC 105-10") was issued  and is effective for interim and fiscal periods ending after September 15, 2009.  ASC 105-10 is intended to establish the FASB Codification as the source of authoritative accounting principles recognized by the FASB to be applied to nongovernmental entities in preparation of financial statements in conformity with GAAP.
    (b)  Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.
    (c)  Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis.  Non-cash dividends, if any, are recorded at value on date of distribution.  Generally, discounts and premiums on long-term debt security purchases, if any, are amortized over the expected lives of the respective securities using the effective yield method.
    (d)  Provision has not been made for federal income taxes or excise taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment income and net realized capital gains on sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.
         Investment income, net capital gains (losses) and all expenses incurred by the Fund are allocated based on the relative net assets of each class, except for service fees and certain other fees and expenses related to one class of shares.
         Class N shares are subject to a 0.25% 12b-1 fee and a 0.10% servicing fee, as described in its prospectus. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares.
    (e)  Dividends and distributions paid to shareholders are recorded on the ex-dividend date.  Distributions from net investment income are generally declared and paid quarterly.  Distributions of net realized capital gain, if any, are declared and paid at least annually.
         The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.  Distributions are determined in accordance with income tax regulations, which may differ from net investment income and realized gains for financial reporting purposes.  Financial reporting records are adjusted for permanent book to tax differences to reflect tax character.  At December 31, 2009, reclassifications were recorded to decrease accumulated net realized loss on investments and decrease paid in capital by $30,985,436.  This adjustment is attributable to the expiration of capital loss carryforwards.
         The tax character of distributions paid during the years ended
         December 31 was as follows:
                                            12/31/2009        12/31/2008
                                           ------------      ------------
              Distributions paid from:
              Ordinary income ............   $7,649,157        $6,476,462
                                           ------------        ----------
                                           ------------        ----------
         As of December 31, 2009, investment cost for federal tax purposes was
         $100,006,269 and the tax basis components of net assets were as follows:
              Unrealized appreciation ....................... $  5,385,763
              Unrealized depreciation .......................   (2,253,806)
                                                              ------------
              Net unrealized appreciation ....................   3,131,957
                                                              ------------
              Undistributed ordinary income .................       62,763
              Accumulated net realized capital loss .........  (36,868,154)
              Paid in capital ...............................  138,477,507
                                                              ------------
              Net assets .................................... $104,804,073
                                                              ------------
                                                              ------------
         The differences between book-basis and tax-basis unrealized appreciation and accumulated realized capital loss are attributable primarily to the tax deferral of losses from wash sales.
         As of December 31, 2009, the Fund realized post-October losses of approximately $1,000, which for tax purposes will be deferred and recognized in the following year.
         As of December 31, 2009, the Fund had a tax deferral of wash loss sales of approximately $104,000.
         Approximately $30,985,000 of capital loss carryforwards expired at the end of 2009. As of December 31, 2009, the Fund has capital loss carryforwards of approximately $36,867,000, which expire as follows:
         $23,496,000 in 2010, $1,487,000 in 2014, $5,050,000 in 2016 and
         $6,834,000 in 2017.  To the extent the Fund has future net realized capital gains, distributions of capital gains to shareholders will be offset by any unused capital loss carryforward.
         The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of December 31, 2009.
         Also, the Fund recognized no interest and penalties related to uncertain tax benefits in 2009.  At December 31, 2009, the fiscal years 2006 through 2009 remain open to examination in the Fund's major tax jurisdictions.
    (f)  The preparation of financial statements in conformity with U.S.
         generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from estimates.
(2) Related Parties--
    (a)  Investment Adviser and Management Agreement --
         The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the
         "Adviser") to serve as investment adviser and manager.  Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of .50% of the average net asset value up to and including $50 million, .40% of the average net asset value in excess of $50 million and up to and including $100 million and .30% of the average net asset value in excess of $100 million. Also, the Adviser may be paid for accounting and administrative services rendered by its personnel, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including $2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than
         $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to $50,000 for such services.
    (b)  Legal Counsel --
         A director of the Adviser is affiliated with a law firm that provides services to the Fund.  The Fund incurred expenses of $5,893 for the year ended December 31, 2009 for legal services rendered by this law firm.
(3) Investment Transactions --
    For the year ended December 31, 2009, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated $93,303,844 and $76,306,200, respectively.
(4) Concentration of Risk --
    The Fund invests primarily in high yield debt securities.  The market values of these high yield debt securities tend to be more sensitive to economic conditions and individual corporate developments than those of higher rated securities.  In addition, the market for these securities is generally less liquid than for higher rated securities.

Report of Independent Registered Public Accounting Firm
-------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Nicholas High Income Fund, Inc.:
We have audited the accompanying statement of assets and liabilities of
Nicholas High Income Fund, Inc. (the "Fund"), including the schedule of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers.  We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
Fund as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Milwaukee, Wisconsin
February 25, 2010

Historical Record(1)
(unaudited)
--------------------------------------------------------------------------------------------------
                                     Net Investment    Growth of
                            Net          Income       an Initial
                        Asset Value   Distributions     $10,000
                         Per Share      Per Share    Investment (3)
                        -----------  --------------  --------------
Class I
November 21, 1977 (2) ..  $25.50        $  --            $10,000
December 31, 1987 ......   18.20         2.3300           22,560
December 31, 1988 ......   18.40         1.8550           25,164
December 31, 1989 ......   17.20         1.9150           26,155
December 31, 1990 ......   15.05         1.9850           25,886
December 31, 1991 ......   16.70         1.7300           31,853
December 31, 1992 ......   16.90         1.4775           35,143
December 31, 1993 ......   17.60         1.4450           39,695
December 31, 1994 ......   16.05         1.5050           39,626
December 31, 1995 ......   17.10         1.4750           46,029
December 31, 1996 ......   17.65         1.4800           51,721
December 31, 1997 ......   18.45         1.4515           58,514
December 31, 1998 ......   16.95         1.5775           58,788
December 31, 1999 ......   15.30         1.6560           58,749
December 31, 2000 ......   12.00         1.5300           51,620
December 31, 2001 ......   11.80         1.2150           56,144
December 31, 2002 ......    9.65         0.9925           50,459
December 31, 2003 ......   10.95         0.8450           61,937
December 31, 2004 ......   11.15         0.8200           67,915
December 31, 2005 ......   10.50         0.7895           68,849
December 31, 2006 ......   10.70         0.7455           75,221
December 31, 2007 ......   10.18         0.7502           76,820
December 31, 2008 ......    7.18         0.7140           58,955
December 31, 2009 ......    9.09         0.6581(a)        80,426

Class N
February 28, 2005 (2) ..  $11.20        $  --            $10,000
December 31, 2005 ......   10.40         0.7320            9,947
December 31, 2006 ......   10.60         0.7140           10,846
December 31, 2007 ......   10.06         0.7119           11,018
December 31, 2008 ......    7.24         0.5238            8,448
December 31, 2009 ......    9.18         0.6323(a)        11,501

(1) Per share amounts presented for the periods prior to December 31, 2007 in this historical record have been restated or adjusted to reflect a reverse stock split of one share for every five shares outstanding effected on January 29, 2007.
(2) Initial date under Nicholas Company, Inc. management.
(3) Assuming reinvestment of distributions.
(a) Paid on April 29, 2009, $0.1162 and $0.1157 to respective Class I and Class N shareholders of record as of April 28, 2009.
    Paid on July 29, 2009, $0.1682 and $0.1612 to respective Class I and Class N shareholders of record as of July 28, 2009.
    Paid on October 29, 2009, $0.1827 and $0.1729 to respective Class I and Class N shareholders of record as of October 28, 2009.
    Paid on December 28, 2009, $0.1910 and $0.1825 to respective Class I and Class N shareholders of record as of December 24, 2009.
    The Fund distributed no capital gains for the time periods listed.

Approval of Investment Advisory Contract
(unaudited)
-------------------------------------------------------------------------------
A discussion of the Approval by the Board of Directors of the Fund's Investment
Advisory Contract can be found in the Fund's Semiannual Report dated June 30,
2009.

Tax Information
December 31, 2009 (unaudited)
------------------------------------------------------------------------------
The Fund designates 1.40%, 6.45%, 4.70% and 6.48% of the respective April,
July, October and December 2009 ordinary income distributions for the year ended December 31, 2009 to qualify for the dividends received deduction available to corporate shareholders and as qualified dividend income under the
Jobs and Growth Tax Relief Reconciliation Act of 2003.
The Fund had no capital gain distributions during the year ended December 31,
2009 and therefore does not designate an amount as a capital gain dividend for this period.

Information on Proxy Voting
(unaudited)
-------------------------------------------------------------------------------
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 800-544-6547 (toll-free) or 414-276-0535.  It also appears in the Fund's Statement of Additional Information, which can be found on the SEC's website, www.sec.gov.  A record of how the Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund's website, www.nicholasfunds.com, and the SEC's website,
www.sec.gov.

Quarterly Portfolio Schedule
(unaudited)
------------------------------------------------------------------------------
The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Form N-Q's are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.  Information on the
operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Directors and Officers of the Fund
(unaudited)
-----------------------------------------------------------------------------------------------------------------------
    The following table sets forth the pertinent information about the Fund's directors and officers as of December 31,
2009.  Unless otherwise listed, the business address of each director and officer is 700 North Water Street, Milwaukee,
WI 53202.
                                                                                             Number of
                                                  Term of                                  Portfolios in      Other
                                                 Office and                                Fund Complex   Directorships
                                Positions Held   Length of      Principal Occupations        Overseen         Held
   Name and Age                    With Fund    Time Served      During Past 5 Years        by Director    by Director
-----------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR
David O. Nicholas, 48 (1), (3)   President and   (2), 5 years  Chief Investment Officer          3            None
                                 Director                      and Director, Nicholas Company,
                                                               Inc., the Adviser to the
                                                               Fund.  He is Portfolio Manager
                                                               of Nicholas II, Inc. and
                                                               Nicholas Limited Edition, Inc.
                                                               He formerly was Co-Portfolio Manager
                                                               of Nicholas Fund, Inc.,
                                                               Nicholas Equity Income Fund, Inc.
                                                               and the Fund.
DISINTERESTED DIRECTORS
Robert H. Bock, 77               Director       (2), 7 years   Private Investor, Consultant,      5            None
                                                               Dean Emeritus of Business
                                                               Strategy and Ethics, University of
                                                               Wisconsin School of Business,
                                                               1997 to present.
Timothy P. Reiland, 53           Director       (2), 5 years   Private Investor, Consultant,      5            None
                                                               Chairman and Chief Financial
                                                               Officer, Musicnotes, Inc.,
                                                               October 2001 to present.
                                                               Investment Analyst from 1987
                                                               to October 2001, Tucker Anthony
                                                               Incorporated, a brokerage firm.
                                                               He is a Chartered Financial
                                                               Analyst.
Jay H. Robertson, 58             Director       (2), 15 years  Private Investor, April 2000       6            None
                                                               to present.  Chairman of the
                                                               Board of Robertson-Ryan and
                                                               Associates, Inc., an insurance
                                                               brokerage firm from 1993 to
                                                               March 2000.
OFFICERS
Albert O. Nicholas, 78 (3)       Executive       Annual,       Chief Executive Officer and
                                 Vice President  32 years      Chairman of the Board, Nicholas
                                                               Company, Inc., the Adviser
                                                               to the Fund.  He is Portfolio
                                                               Manager of Nicholas Fund, Inc.
                                                               and Nicholas Equity Income
                                                               Fund, Inc.  He was a
                                                               Director of the Fund until
                                                               October 29, 2004.
David L. Johnson, 67 (3)         Executive       Annual,       Executive Vice President,
                                 Vice President  28 years      Nicholas Company, Inc., the
                                                               Adviser to the Fund.
Jeffrey T. May, 53               Senior Vice     Annual,       Executive Vice President, Chief
                                 President,      16 years      Financial Officer and Chief
                                 Secretary,                    Compliance Officer, Nicholas
                                 Treasurer and                 Company, Inc., the Adviser to the
                                 and Chief                     Fund.  He is Portfolio Manager of
                                 Compliance                    Nicholas Money Market Fund, Inc.
                                 Officer
Lawrence J. Pavelec, 51          Senior Vice     Annual,       Senior Vice President, Nicholas
                                 President       7 years       Company, Inc., the Adviser to the
                                 and Portfolio                 Fund.  He has been Portfolio
                                 Manager                       Manager of the Fund since April 2008.
                                                               He served as Co-Portfolio Manager
                                                               from April 2003 until April 2008.
Candace L. Lesak, 52             Vice President  Annual,       Employee, Nicholas Company, Inc.,
                                                 23 years      the Adviser to the Fund.
____________________
(1)     David O. Nicholas is the only director of the Fund who is an "interested person" of the Fund, as that term is defined in the 1940 Act.  Mr. Nicholas is a Director of the Adviser and owns 1% of the outstanding voting securities of the Adviser.
(2)     Until duly elected or re-elected at a subsequent annual meeting of the Fund.
(3)     David O. Nicholas is the son of Albert O. Nicholas.  David L. Johnson is the brother-in-law of Albert O. Nicholas.
    The Fund's Statement of Additional Information includes additional information about Fund directors and is available, without charge, upon request, by calling 800-544-6547 (toll-free)
or 414-276-0535.

Privacy Policy
(unaudited)
-------------------------------------------------------------------------------
      Nicholas High Income Fund, Inc. respects each shareholder's right to privacy.  We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.
      We collect the following non-public personal information about you:
      * Information we receive from you on applications or other forms, whether we receive the form in writing or electronically.  This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.
      * Information about your transactions with us and account history with
us.  This includes, but is not limited to, your account number, balances and cost basis information.  This also includes transaction requests made through our transfer agent.
      * Other general information that we may obtain about you such as demographic information.
              WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION
                     ABOUT CURRENT OR FORMER SHAREHOLDERS.

                  INFORMATION SHARED WITH OUR TRANSFER AGENT,
                   A THIRD PARTY COMPANY, ALSO IS NOT SOLD.
      We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information.  While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.
      We may share non-public personal information about you:
      * With companies who work for us to service your accounts or to process transactions that you may request.  This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the
Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.
      * With a party representing you, with your consent, such as your broker or lawyer.
      * When required by law, such as in response to a subpoena or other legal process.
      The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information.  Access is restricted to employees who the Adviser determines need the information in order to perform their job duties.  To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.
      In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Nicholas Funds Services Offered
(unaudited)
-------------------------------------------------------------------------------
*     IRAs
      * Traditional      * SIMPLE
      * Roth             * SEP
*     Coverdell Education Accounts
*     Profit Sharing Plan
*     Automatic Investment Plan
*     Direct Deposit of Dividend and Capital Gain Distributions
*     Systematic Withdrawal Plan with Direct Deposit
*     Monthly Automatic Exchange between Funds
*     Telephone Redemption
*     Telephone Exchange
*     24-hour Automated Account Information (800-544-6547)
*     24-hour Internet Account Access (www.nicholasfunds.com)
Please call a shareholder representative for further information on the above services or with any other questions you may have regarding the Nicholas Funds
(800-544-6547).
                            Directors and Officers

                   DAVID O. NICHOLAS, President and Director

                           ROBERT H. BOCK, Director

                         TIMOTHY P. REILAND, Director

                          JAY H. ROBERTSON, Director

                 ALBERT O. NICHOLAS, Executive Vice President

                  DAVID L. JOHNSON, Executive Vice President

              JEFFREY T. MAY, Senior Vice President, Secretary,
                    Treasurer and Chief Compliance Officer

                  LAWRENCE J. PAVELEC, Senior Vice President

                       CANDACE L. LESAK, Vice President

                              Investment Adviser
                            NICHOLAS COMPANY, INC.
                             Milwaukee, Wisconsin
                             www.nicholasfunds.com
                         414-276-0535 or 800-544-6547

                                Transfer Agent
                        U.S. BANCORP FUND SERVICES, LLC
                             Milwaukee, Wisconsin
                         414-276-0535 or 800-544-6547

                                  Distributor
                           QUASAR DISTRIBUTORS, LLC
                             Milwaukee, Wisconsin

                                   Custodian
                                U.S. BANK N.A.
                             Milwaukee, Wisconsin

                 Independent Registered Public Accounting Firm
                             DELOITTE & TOUCHE LLP
                             Milwaukee, Wisconsin

                                    Counsel
                         MICHAEL BEST & FRIEDRICH LLP
                             Milwaukee, Wisconsin

This report is submitted for the information of shareholders of the Fund.  It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND

SENIOR FINANCIAL OFFICERS

I.    Covered Officers/Purpose of the Code

    The Nicholas Family of Funds code of ethics (this "Code") for the investment companies within the complex (collectively, "Funds" and each, "Company") applies to the Company's Principal Executive Officer and Principal Financial Officer (the "Covered Officers" each of whom are set forth in Exhibit A) for the purpose of promoting:

* honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

* full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission ("SEC") and in other public communications made by the Company;

* compliance with applicable laws and governmental rules and regulations;

* the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

* accountability for adherence to the Code.

    Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

II. Covered Officers Should Handle Ethically Actual and Apparent Conflicts of Interest

    Overview. A "conflict of interest" occurs when a Covered Officer's private interest interferes with the interests of, or his service to, the Company. For example, a conflict of interest would arise if a Covered Officer, or a member of his family, receives improper personal benefits as a result of his position with the Company.

    Certain conflicts of interest arise out of the relationships between Covered Officers and the Company and already are subject to conflict of interest provisions in the Investment Company Act of 1940 ("Investment Company Act") and the Investment Advisers Act of 1940 ("Investment Advisers Act"). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Company because of their status as "affiliated persons" of the Company. The Company's and the investment adviser's compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

    Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the Company and the investment adviser of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Company or for the adviser, or for both), be involved in establishing policies and implementing decisions that will have different effects on the adviser and the Company. The participation of the Covered Officers in such activities is inherent in the contractual relationship between the Company and the adviser and is consistent with the performance by the Covered Officers of their duties as officers of the Company. Thus, if performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, such activities will be deemed to have been handled ethically. In addition, it is recognized by the Funds' Boards of Directors ("Boards") that the Covered Officers may also be officers or employees of one or more other investment companies covered by this or other codes.

    Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Company.

* * *

    Each Covered Officer must:

* not use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Company whereby the Covered Officer would benefit personally to the detriment of the Company;

* not cause the Company to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Company;

* not use material non-public knowledge of portfolio transactions made or contemplated for the Company to trade personally or cause others to trade personally in contemplation of the market effect of such transactions;

* report, at least annually:

* officer and director positions in corporations, public or private, for profit or not for profit, or in which the Covered Officer or any of his immediate family members holds 5% or more of its outstanding stock;

* Positions as a trustee, executor or other fiduciary;

* Ownership interest in any broker-dealer or bank;

* Transactions between the Covered Officer and any of the Nicholas Family of Funds, the Nicholas Company or any company in which any director of any of the Nicholas Family of Funds is an officer or director.

* Situations in which any immediate family member of the Covered Employee is an officer, director or employee of any company in which any officer or director of the Nicholas Company or any of the Nicholas Family of Funds is a director or executive officer.

    There are some conflict of interest situations that should always be discussed with the appropriate officer if material. If the matter involves Jeffrey T. May, he should discuss the matter with David O. Nicholas. If the matter involves any other person, that person should discuss the matter with Jeffrey T. May. In each case, the officer with whom such matter is discussed is encouraged to review the matter with counsel to the Company. Examples of these include:

* service as a director on the board of any public company;

* the receipt of any non-nominal gifts;

* the receipt of any entertainment from any company with which the Company has current or prospective business dealings unless such entertainment is business-related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety;

* any ownership interest in, or any consulting or employment relationship with, any of the Company's service providers, other than its investment adviser, principal underwriter, administrator or any affiliated person thereof;

* a direct or indirect financial interest in commissions, transaction charges or spreads paid by the Company for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership.

III. Disclosure and Compliance

* Each Covered Officer should familiarize himself with the disclosure requirements generally applicable to the Company;

* each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Company to others, whether within or outside the Company, including to the Company's directors and auditors, and to governmental regulators and self-regulatory organizations;

* each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and the adviser with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Funds files with, or submits to, the SEC and in other public communications made by the Funds; and

* it is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

IV. Reporting and Accountability

    Each Covered Officer must:

* upon adoption of the Code (or thereafter as applicable, upon becoming a Covered Officer), affirm in writing to the Board that he has received, read, and understands the Code;

* annually thereafter affirm to the Board that he has complied with the requirements of the Code;

* not retaliate against any other Covered Officer or any employee of the Funds or their affiliated persons for reports of potential violations that are made in good faith; and

* notify the appropriate person promptly if he knows of any violation of this Code. Failure to do so is itself a violation of this Code. Each Covered Officer should notify Jeffrey T. May unless the person violating the Code is Jeffrey T. May, in which case such person should notify David O. Nicholas. In each case, each Covered Officer is encouraged to also contact counsel to the Fund.

    Jeffrey T. May is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation; provided that if the situation involves Jeffrey T. May directly, then Mr. David O. Nicholas is responsible for applying the Code to him and he has authority to interpret the Code with respect to such application. Both Jeffrey T. May and David O. Nicholas are encouraged to discuss the matter with counsel to the Fund. However, any approvals or waivers sought by the Principal Executive Officer will be considered by the Independent Directors (the "Committee").

    The Company will follow these procedures in investigating and enforcing this Code:

* Jeffrey T. May or David O. Nicholas, with the advice of counsel will take all appropriate action to investigate any potential violations reported to him;

* if, after such investigation, the officer making such investigation believes that no violation has occurred, he is not required to take any further action;

* any matter that the officer making the investigation believes is a violation will be reported to the independent directors;

* if the independent directors concur that a violation has occurred, they will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the investment adviser or its board; or a recommendation to dismiss the Covered Officer;

* the independent directors will be responsible for granting waivers, as appropriate; and

* any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

V. Other Policies and Procedures

    This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Sarbanes-Oxley Act and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of the Funds, the Funds' adviser, principal underwriter, or other service providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code. The Funds' and their investment adviser's codes of ethics under Rule 17j-1 under the Investment Company Act and the adviser's more detailed policies and procedures are separate requirements applying to the Covered Officers and others, and are not part of this Code.

VI. Amendments

    Any amendments to this Code, other than amendments to Exhibit A, must be approved or ratified by a majority vote of the Board, including a majority of independent directors.

VII. Confidentiality

    All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the appropriate Board and its counsel, the appropriate Company and the Nicholas Company.

VIII. Internal Use

    The Code is intended solely for the internal use by the Funds and does not constitute an admission, by or on behalf of any Company, as to any fact, circumstance, or legal conclusion.

Date: November 20, 2003

Affirmed: November 24, 2009

Exhibit A

Persons Covered by this Code of Ethics

The Nicholas Company	Albert O. Nicholas	Jeffrey T. May
Nicholas Fund, Inc.	Albert O. Nicholas	Jeffrey T. May
Nicholas II, Inc.	David O. Nicholas	Jeffrey T. May
Nicholas Limited Edition, Inc.	David O. Nicholas	Jeffrey T. May
Nicholas Income Fund, Inc.	David O. Nicholas	Jeffrey T. May
Nicholas Equity Income Fund, Inc.	Albert O. Nicholas	Jeffrey T. May
Nicholas Liberty Fund	David O. Nicholas	Jeffrey T. May
Nicholas Money Market Fund, Inc.	Albert O. Nicholas	Jeffrey T. May

Item 3. Audit Committee Financial Expert.

The Fund's Board of Directors has determined that Mr. Timothy P. Reiland, an independent director, qualifies as an audit committee financial expert as that term is defined for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Fund's principal accountant (the "Auditor") for the audit of the Fund's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $23,000 in 2009 and $22,350 in 2008.

(b) Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the Auditor to the Fund that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $3,500 in 2009 and $3,400 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

(d) All Other Fees. The aggregate fees billed for professional services rendered by the Auditor to the Fund's investment adviser were approximately $20,000 in 2009 and $17,500 in 2008.  These services were for the audit of the investment adviser for the adviser's fiscal years ended 10/31/2009 and 10/31/2008, respectively.  Aggregate fees billed by the registrant's prior principal accountant during 2008 in connection with the transition of the engagement to the registrant's current principal accountant were $2,000.

(e) (1) Audit Committee Pre-Approval Policies and Procedures. The Fund's Board of Director's has not adopted any pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.  The Fund's Board of Directors meets with the Auditors and management to review and authorize the Auditor's engagements for audit and non-audit services to the Fund and its Adviser prior to each engagement.

(e) (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

     (b)   N/A

     (c)   N/A

     (d)   N/A

(f)  No disclosures are required by this Item 4(f).

(g) There were no non-audit fees billed in each of the last two fiscal years by the Auditor for services rendered to the Fund or the Fund's investment adviser that provides ongoing services.

(h)  No disclosures are required by this Item 4(h).

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report. There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1) Code of Ethics -- Any code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable to this filing.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 302 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.CERT.

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person.

Applicable only to closed-end funds.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas High Income Fund, Inc.

By: /s/ David O. Nicholas

Name: David O. Nicholas

Title: Principal Executive Officer

Date: 02/26/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ David O. Nicholas

Name: David O. Nicholas

Title: Principal Executive Officer

Date: 02/26/2010

By: /s/ Jeffrey T. May

Name: Jeffrey T. May

Title: Principal Financial Officer

Date: 02/26/2010